Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q for the quarter ended March 31, 2022 (the “Report”) of Hercules Capital, Inc. (the “Registrant”), as filed with the Securities and Exchange Commission on the date hereof, I, Scott Bluestein, the Chief Executive Officer of the Registrant, certify, to the best of my knowledge, that:

1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: May 5, 2022	By:	/S/ SCOTT BLUESTEIN
Scott Bluestein
President, Chief Executive Officer, and
Chief Investment Officer